FIST2 P1 04/21

SUPPLEMENT DATED APRIL 21, 2021

TO THE PROSPECTUS DATED

MARCH 1, 2021

OF

FRANKLIN FLOATING RATE DAILY ACCESS FUND

(a series of Franklin Investors Securities Trust)

The Prospectus is amended as follows:

       I.          The second and third paragraphs under “Fund Details – More information on investment policies, practices and risks/financial highlights – Franklin Floating Rate Daily Access Fund – Other Investments” is replaced with the following:

To pursue its investment goals, the Fund may enter into interest rate and credit-related transactions involving certain derivative instruments, including interest rate, fixed income total return and credit default swaps (including loan and high yield credit default swaps) and options on interest rate swaps. The Fund may use such interest rate or credit-related derivative transactions to hedge risks relating to changes in interest rates, credit risks and other market factors. The Fund may also use interest rate or credit-related derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, and/or gaining exposure to particular instruments or interest rates in more efficient or less expensive ways.

Swap agreements, such as interest rate, fixed income total return and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

      II.          The following is added to the “Fund Details – More information on investment policies, practices and risks/financial highlights – Franklin Floating Rate Daily Access Fund – Other Investments” section for the Fund:

A total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or securities index) in exchange for a regular payment, at a floating rate based on a designated reference rate, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset).

Please keep this supplement with your prospectus for future reference.

FIST2 SA1 04/21

SUPPLEMENT DATED APRIL 21, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2021

OF

FRANKLIN FLOATING RATE DAILY ACCESS FUND

(a series of Franklin Investors Securities Trust)

The Statement of Additional Information is amended as follows:

       I.          The first and fourth bullets under “Goals, Strategies and Risks – Floating Rate Daily Access Fund” is replaced with the following:

•        credit-related derivatives and complex securities, including single name and index credit default swaps (including loan credit default swaps and high yield credit default swaps) and  fixed income total return swaps and collateralized debt obligations, including collateralized loan obligations

•        interest rate derivatives, including interest rate swaps and options thereon

      II.          The following paragraph under “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Derivative Instruments – Fixed income total return swaps” is replaced with the following:

A fixed income total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return (including, typically, income and capital gains distributions, principal prepayment or credit losses) of an underlying reference asset (e.g., a note, bond or index) in exchange for a regular payment, at a floating rate based on a designated reference rate, or alternatively at a fixed rate or the total rate of return on another financial instrument. The Fund may take either position in a total return swap (i.e., the Fund may receive or pay the total return on the underlying reference asset). A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high yield bonds or emerging market bonds).

Please keep this supplement with your SAI for future reference.